UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED:  AUGUST 10, 2011

3POWER ENERGY GROUP INC.
(Exact name of Registrant as specified in its charter)

NEVADA	333-103647	98-0393197
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

100 Wall Street, 21st Floor
New York, NY 10005
(Address of principal executive offices)

011 44 203 318 2995
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01	Entry into a Material Definitive Agreement.

Separation Agreement with Riccardo Valentini

On August 10, 2011, Riccardo Valentini, the Chief Executive Officer, Chief Financial Officer and a director of 3Power Energy Group Inc. (the “Company”) , resigned from all of his positions with the Company, effective immediately.  A more detailed discussion of Mr. Valentini’s resignation is contained in Item 5.02 below and is incorporated herein by reference.

In connection with Mr. Valentini’s resignation, the Company and Mr. Valentini entered into a Separation Agreement, dated as of August 10, 2011 (the “Valentini Separation Agreement”), wherein the Company released Mr. Valentini, and Mr. Valentini released the Company, from their respective rights and obligations to the other in connection with the services that Mr. Valentini provided to the Company.

The above description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Valentini Separation Agreement filed with the Commission as Exhibit 10.32 to this Current Report on Form 8-K, and is incorporated herein by reference.

Separation Agreement with Antonio Conte

On August 10, 2011, Antonio Conte, a director of the Company, resigned from his position with the Company, effective immediately.  A more detailed discussion of Mr. Conti’s resignation is contained in Item 5.02 below and is incorporated herein by reference.

In connection with Mr. Conte’s resignation, the Company and Mr. Conte entered into a Separation Agreement, dated as of August 10, 2011 (the “Conte Separation Agreement”), wherein the Company released Mr. Conte, and Mr. Conte released the Company, from their respective rights and obligations to the other in connection with the services that Mr. Conte provided to the Company.

The above description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Conte Separation Agreement filed with the Commission as Exhibit 10.33 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Termination Agreement with CR&P Holding

The Company and CR & Partners Holding (“CRP”) entered into a Termination Agreement, dated August 10, 2011 (the “Termination Agreement”), wherein they mutually agreed to terminate that certain Financing and Security Agreement, entered into as of March 10, 2011 (the “Financing and Security Agreement”).  Under the Termination Agreement, the Company released CRP, and CRP released the Company, from their respective rights and obligations to the other, in connection with or related to the Financing and Security Agreement.

The above description of the Termination Agreement does not purport to be complete and is qualified in its entirety by Exhibit 10.34 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Directors or Certain Officers

Resignation of Riccardo Valentini as CEO, CFO and member of the Board of Directors of the Company

Pursuant to a letter of resignation dated August 10, 2011 (“Valentini Resignation Letter”), Mr. Valentini resigned as the Chief Executive Officer, Chief Financial Officer and a director of the Company, effective immediately.  The above description of the Valentini Resignation Letter does not purport to be complete and is qualified in its entirety by Exhibit 10.35 to this Current Report on Form 8-K, and is incorporated herein by reference.

Resignation of Antonio Conte as a Member of the Board of Directors

Pursuant to a letter of resignation dated August 10, 2011 (“Conte Resignation Letter”), Mr. Conte resigned as a director of the Company, effective immediately.  The above description of the Conte Resignation Letter does not purport to be complete and is qualified in its entirety by Exhibit 10.36 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01:	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

Exhibit 10.32	Separation Agreement, by and between the Company and Riccardo Valentini, dated as of August 10, 2011.

Exhibit 10.33	Separation Agreement, by and between the Company and Antonio Conte, dated as of August 10, 2011.

Exhibit 10.34	Termination Agreement, by and between the Company CR & Partners Holding, dated as of August 10, 2011.

Exhibit 10.35	Riccardo Valentini Resignation Letter, dated as of August 10, 2011.

Exhibit 10.36	Antonio Conte Resignation Letter, dated as of August 10, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

3POWER ENERGY GROUP INC.

	By:	/s/ Toby Durrant
		Name:	Toby Durrant
		Title:	Chief Executive Officer

Date: August 16, 2011